Exhibit 10.2(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on April 29, 2005


                                                               Conversion
      Issue Date         Due Date           Principal             Price
      ----------         --------         -------------           -----
       04/29/05          10/29/05         $1,034,532.52         $ 0.012